UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	001-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22777 Springwoods Village Parkway,

Spring, Texas 77389-1425

(Address of principal executive offices)

(Zip Code)

(972) 940-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.142% Notes due 2024	XOM24B	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 10, 2024, Pioneer Natural Resources Company (“Pioneer”), a Delaware corporation and a wholly-owned subsidiary of Exxon Mobil Corporation, a New Jersey corporation (the “Company”), issued a notice (the “Redemption Notice”) to holders of Pioneer’s 0.250% Convertible Senior Notes due 2025 (the “Notes”) calling for redemption (the “Redemption”) of all outstanding Notes that have not been submitted for conversion. A copy of the Redemption Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

On June 25, 2024 (the “Redemption Date”), all then-outstanding Notes that have not been submitted for conversion will be repurchased for cash at a price (the “Redemption Price”) equal to the principal amount of such Notes plus accrued and unpaid interest on such Notes to, but excluding, the Redemption Date, which equates to a Redemption Price of $1,000.28 per $1,000 principal amount of each Note.

Notes (or any portion thereof having a principal amount that is an integral multiple of $1,000) that are called for Redemption may be submitted for conversion at any time prior to 5:00 p.m. (New York City time) on June 21, 2024, which is the second scheduled trading day immediately preceding the Redemption Date (the “Redemption Period”). Notes that are converted during the Redemption Period will be settled in cash based on the conversion rate. As of the date of the Redemption Notice, the conversion rate of the Notes is 25.4503 shares of common stock, without par value, of the Company (“Company Common Stock”) per $1,000 principal amount of Notes, which is equivalent to a conversion price of approximately $39.29 per share of Company Common Stock.

This Current Report on Form 8-K does not constitute a redemption notice and is qualified in its entirety by reference to the Redemption Notice.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Redemption Notice for 0.250% Convertible Senior Notes due 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2024	Exxon Mobil Corporation

	By:	/s/ Len M. Fox
	Name:	Len M. Fox
	Title:	Vice President and Controller (Principal Accounting Officer)